RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Steel Dynamics Inc (STLD 6.125% August 15, 2019 144A), Cusip 858119AS

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $170,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,832,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/02/2012

11.	Date offering commenced: 8/02/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

 RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Steel Dynamics Inc (STLD 6.375% August 15, 2022 144A), Cusip 858119AU

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $170,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,832,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/02/2012

11.	Date offering commenced: 8/02/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Trac Intermodal, LLC(TRAINT 11.00% August 15, 2019 144A), Cusip 87264LAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $120,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,368,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/02/2012

11.	Date offering commenced: 8/02/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Host Hotels & Resorts LP (HST 4.75% March 1, 2023), Cusip 44107TAT

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $263,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,692,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/02/2012

11.	Date offering commenced: 8/02/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Boyd Gaming Corporation (BYD 8.375% February 15, 2018 144A), Cusip 103253AA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $96,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $19,085,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/02/2012

11.	Date offering commenced: 8/02/2012

12.	Commission, spread or profit: 2.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
l. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
m. The underwriting was a firm commitment underwriting?	__ X_ _____
n. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
o. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
p. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: MarkWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (MWE 5.50% February 15, 2023), Cusip 570506AQ

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,000,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $42,121,000

7.	Aggregate principal amount of offering: $742,612,500

8.	Purchase price (net of fees and expenses): $99.015

9.	Offering price at close of first day on which any sales were made: $99.015

10.	Date of Purchase: 8/06/2012

11.	Date offering commenced: 8/06/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	_ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Constellation Brands Inc (STZ 4.625% March 1, 2023), Cusip 21036PAJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,950,000

7.	Aggregate principal amount of offering: $650,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/06/2012

11.	Date offering commenced: 8/06/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
l. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
m. The underwriting was a firm commitment underwriting?	_ X_ _____
n. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
o. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
p. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CHS/Community Health Systems Inc. (5.125% August 15, 2018), Cusip 12543DAR

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $380,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $44,115,000

7.	Aggregate principal amount of offering: $1,600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/08/2012

11.	Date offering commenced: 8/08/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Frontier Communications (FTR 7.125% January 15, 2023), Cusip 35906AAM

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $227,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $16,477,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/08/2012

11.	Date offering commenced: 8/08/2012

12.	Commission, spread or profit: 1.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: EP Energy LLC/Everest Acquisition Finance Inc. (EPENEG 7.75% September 1, 2022 144A), Cusip 268787AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $105,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,683,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/08/2012

11.	Date offering commenced: 8/08/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sirius XM Radio Inc (SIRI 5.25% August 15, 2022 144A), Cusip 82967NAG

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $75,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,370,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/08/2012

11.	Date offering commenced: 8/08/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.25% September 30, 2022), Cusip 1248EPAY

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,160,000

7.	Aggregate principal amount of offering: $1,237,825,000

8.	Purchase price (net of fees and expenses): $99.026

9.	Offering price at close of first day on which any sales were made: $99.026

10.	Date of Purchase: 8/08/2012

11.	Date offering commenced: 8/08/2012

12.	Commission, spread or profit: 1.20%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Energy Future Intermediate Holding Company LLC and EFIH Finance Inc (TXU 6.875% August 15, 2017 144A), Cusip 29269QAE

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $73,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,870,000

7.	Aggregate principal amount of offering: $250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/09/2012

11.	Date offering commenced: 8/09/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Energy Future Intermediate Holding Company LLC and EFIH Finance Inc (TXU 11.75% August 15, 2022 144A), Cusip 29269QAD

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $260,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $23,970,000

7.	Aggregate principal amount of offering: $613,500,000

8.	Purchase price (net of fees and expenses): $102.25

9.	Offering price at close of first day on which any sales were made: $102.25

10.	Date of Purchase: 8/09/2012

11.	Date offering commenced: 8/09/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Belden Inc (BDC 5.50% September 1, 2022 144A), Cusip 077454AF

3.	Underwriter from whom purchased: Wells Fargo Advisor

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $250,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $41,705,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/13/2012

11.	Date offering commenced: 8/13/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Continental Resources (CLR 5.00% September 15, 2022 144A), Cusip 212015AJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $150,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,003,000

7.	Aggregate principal amount of offering: $1,228,500,000

8.	Purchase price (net of fees and expenses): $102.375

9.	Offering price at close of first day on which any sales were made: $102.375

10.	Date of Purchase: 8/13/2012

11.	Date offering commenced: 8/13/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(x) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Live Nation Entertainment Inc. (LYV 7.00% September 1, 2020 144A), Cusip 538034AF

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $275,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $3,000,000

7.	Aggregate principal amount of offering: $225,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/15/2012

11.	Date offering commenced: 8/15/2012

12.	Commission, spread or profit: 1.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Penske Auto Group Inc (PAG 5.75% October 1, 2022 144A), Cusip 70959WAD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $180,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,999,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/14/2012

11.	Date offering commenced: 8/14/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Mediacom Broadband LLC and Mediacom Broadband Corp. (MCCC 6.375% April 1, 2023 144A), Cusip 58446VAF

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,805,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/14/2012

11.	Date offering commenced: 8/14/2012

12.	Commission, spread or profit: 1.63%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xiii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Davita Inc (DVA 5.75% August 15, 2022), Cusip 23918KAP

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $180,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $20,045,000

7.	Aggregate principal amount of offering: $1,250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/14/2012

11.	Date offering commenced: 8/14/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Concho Resources Inc (CXO 5.50% April 1, 2023), Cusip 20605PAE

3.	Underwriter from whom purchased: Barclays Capital Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $120,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,820,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/14/2012

11.	Date offering commenced: 8/14/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: International Lease Finance Corporation (AIG 5.875% August 15, 2022), Cusip 459745GN

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $120,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,290,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/16/2012

11.	Date offering commenced: 8/16/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: VWR Funding Inc (VWRINT 7.25% September 15, 2017 144A), Cusip 918436AE

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $350,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $29,310,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 8/20/2012

11.	Date offering commenced: 8/20/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xiv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 28, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Holdings Inc. (HCA 6.25% February 15, 2021), Cusip 40412CAC

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $295,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $47,115,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/03/2012

11.	Date offering commenced: 12/03/2012

12.	Commission, spread or profit: 1.13%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: NCR Corporation (NCR 4.625% February 15, 2021 144A), Cusip 62886EAG

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $45,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $2,766,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/04/2012

11.	Date offering commenced: 12/04/2012

12.	Commission, spread or profit: 1.13%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: New Academy Finance Company LLC/New Academy Finance Corporation (ACASPO 8.00% June 15, 2018 144A), Cusip 64157EAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $161,190

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,954,005

7.	Aggregate principal amount of offering: $497,500,000

8.	Purchase price (net of fees and expenses): $99.50

9.	Offering price at close of first day on which any sales were made: $99.50

10.	Date of Purchase: 12/06/2012

11.	Date offering commenced: 12/06/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
____ _____ _____ _____ _____ _____ _____ _____ _ X _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Atlas Pipeline Escrow LLC (APL 6.625% October 1, 2020 144A), Cusip 04939TAA

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $166,860

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,423,470

7.	Aggregate principal amount of offering: $180,250,000

8.	Purchase price (net of fees and expenses): $103.00

9.	Offering price at close of first day on which any sales were made: $103.00

10.	Date of Purchase: 12/06/2012

11.	Date offering commenced: 12/06/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: A-S Co-Issuer Subsidiary Inc and A-S Merger Sub LLC (ALIANT 7.875% December 15, 2020 144A), Cusip 00213UAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $140,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,105,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/06/2012

11.	Date offering commenced: 12/06/2012

12.	Commission, spread or profit: 2.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Altice Financing SA (ALTICE 7.875% December 15, 2019 144A), Cusip 02154CAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,631,000

7.	Aggregate principal amount of offering: $460,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/07/2012

11.	Date offering commenced: 12/07/2012

12.	Commission, spread or profit: 1.91%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CC Holdings GS V LLC (CCI 3.849% April 15, 2023 144A), Cusip 14987BAC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $134,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,091,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/11/2012

11.	Date offering commenced: 12/11/2012

12.	Commission, spread or profit: 0.90%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Brookfield Residential Properties Inc. (BRP 6.50% December 15,2020 144A), Cusip 11283WAA

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $250,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,576,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/11/2012

11.	Date offering commenced: 12/11/2012

12.	Commission, spread or profit: 1.62%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tempur-Pedic International (TPX 6.875% December 15, 2020 144A), Cusip 88023UAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $88,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,666,000

7.	Aggregate principal amount of offering: $375,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/12/2012

11.	Date offering commenced: 12/12/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.125% February 15, 2023), Cusip 1248EPAZ

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $170,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,923,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/12/2012

11.	Date offering commenced: 12/12/2012

12.	Commission, spread or profit: 1.20%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X__ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Inmet Mining Corporation (IMNCN 7.50% June 1, 2021 144A), Cusip 457983AE

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $185,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,805,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/13/2012

11.	Date offering commenced: 12/13/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ _ _____ _____ _____ _____ _____ _____ _____ _ X _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ __ _____ __ X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Dematic/DH Services Luxembourg S.a’r.l. (DEMAT 7.75% December 15, 2020 144A), Cusip 23290HAA

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $45,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $2,810,000

7.	Aggregate principal amount of offering: $265,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 12/13/2012

11.	Date offering commenced: 12/13/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cequel Communications Holdings I, LLC and Cequel Capital Corporation (6.375% September 15, 2020 144A), Cusip 15672JAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $166,860

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,636,300

7.	Aggregate principal amount of offering: $1,030,000,000

8.	Purchase price (net of fees and expenses): $103.00

9.	Offering price at close of first day on which any sales were made: $103.00

10.	Date of Purchase: 12/13/2012

11.	Date offering commenced: 12/13/2012

12.	Commission, spread or profit: 1.20%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ _X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ _X__ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: EPE Holdings LLC and EP Energy Bond Company Inc (EPENEG 8.125% December 15, 2017 144A), Cusip 268783AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $211,935

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,726,895

7.	Aggregate principal amount of offering: $348,250,000

8.	Purchase price (net of fees and expenses): $99.50

9.	Offering price at close of first day on which any sales were made: $99.50

10.	Date of Purchase: 12/18/2012

11.	Date offering commenced: 12/18/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __ X _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __ X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 22, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Royal Caribbean Cruises (RCL 5.25% November 15, 2022), Cusip 780153AU

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $122,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,066,000

7.	Aggregate principal amount of offering: $650,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/2/2012

11.	Date offering commenced: 11/2/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Celanese US Holding LLC (CE 4.625% November 15, 2022), Cusip 15089QAD

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $225,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,638,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/7/2012

11.	Date offering commenced: 11/7/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ X _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: New Gold Inc. (NGDCN 6.25% November 15, 2022 144A), Cusip 644535AF

3.	Underwriter from whom purchased: Scotia Capital

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $144,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,322,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/8/2012

11.	Date offering commenced: 11/8/2012

12.	Commission, spread or profit: 1.73%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sprint Nextel Corporation (S 6.00% November 15,2022), Cusip 852061AS

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $800,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $34,090,000

7.	Aggregate principal amount of offering: $2,280,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/8/2012

11.	Date offering commenced: 11/8/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ X _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Antero Resources Finance (ANTERO 6.00% December 1, 2020 144A), Cusip 03674PAG

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $315,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $27,930,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/14/2012

11.	Date offering commenced: 11/14/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Prudential Financial Inc (PRU FRN June 15, 2043), Cusip 744320AM

3.	Underwriter from whom purchased: Barclays Capital Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $378,977

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $31,742,095

7.	Aggregate principal amount of offering: $1,499,910,000

8.	Purchase price (net of fees and expenses): $99.994

9.	Offering price at close of first day on which any sales were made: $99.994

10.	Date of Purchase: 11/14/2012

11.	Date offering commenced: 11/14/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ X _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Amsurg Corporation (AMSG 5.625% November 30, 2020 144A), Cusip 03232PAA

3.	Underwriter from whom purchased: Sun Trust Robinson

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $215,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,140,000

7.	Aggregate principal amount of offering: $250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/15/2012

11.	Date offering commenced: 11/15/2012

12.	Commission, spread or profit: 1.91%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Aircastle Limited (AYR 6.25% December 1, 2019 144A), Cusip 00928QAH

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $118,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,131,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/27/2012

11.	Date offering commenced: 11/27/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ ___ X _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __ X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Inergy Midstream, L.P. and NRGM Finance Corp. (NRGM 6.00% December 15, 2020 144A), Cusip 45671XAA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $143,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $16,752,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/29/2012

11.	Date offering commenced: 11/29/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Unitymedia Hessen and Unitymedia NRW (UNITY 5.50% January 15, 2023 144A), Cusip 913364AB

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $264,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,397,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 11/30/2012

11.	Date offering commenced: 11/30/2012

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Crown Castle International Corporation (CCI 5.25% January 15, 2023 144A), Cusip 228227BC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $250,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $38,739,000

7.	Aggregate principal amount of offering: $1,650,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/03/2012

11.	Date offering commenced: 10/03/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Swift Energy Co. (SFY 7.875% March 1, 2022 144A), Cusip 870738AL

3.	Underwriter from whom purchased: RBC Capital Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $262,500

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,211,250

7.	Aggregate principal amount of offering: $157,500,000

8.	Purchase price (net of fees and expenses): $105.00

9.	Offering price at close of first day on which any sales were made: $105.00

10.	Date of Purchase: 10/03/2012

11.	Date offering commenced: 10/03/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Vanguard Natural Resources, LLC and VNR Finance Corp. (VNR 7.875% April 1,2020), Cusip 92205CAA

3.	Underwriter from whom purchased: RBC Capital Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,392,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/03/2012

11.	Date offering commenced: 10/03/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X__ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X_ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cemex Finance LLC (CEMEX 9.375% October 12, 2022 144A), Cusip 12516UAC

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $400,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $19,920,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/04/2012

11.	Date offering commenced: 10/04/2012

12.	Commission, spread or profit: 0.68%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Petco Holdings Inc (PETC 8.50% October 15, 2017 144A), Cusip 71601UAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $71,640

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,391,930

7.	Aggregate principal amount of offering: $547,250,000

8.	Purchase price (net of fees and expenses): $99.500

9.	Offering price at close of first day on which any sales were made: $99.500

10.	Date of Purchase: 10/04/2012

11.	Date offering commenced: 10/04/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Jo-Ann Stores Holdings Inc. (JAS 9.75% October 15, 2019 144A), Cusip 47758PAH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $296,292

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,357,715

7.	Aggregate principal amount of offering: $320,983,000

8.	Purchase price (net of fees and expenses): $98.764

9.	Offering price at close of first day on which any sales were made: $98.764

10.	Date of Purchase: 10/09/2012

11.	Date offering commenced: 10/09/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Jaguar Holding Company I (PPDI 9.375% October 15, 2017 144A), Cusip 47009RAA

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $88,258

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,050,802

7.	Aggregate principal amount of offering: $514,836,000

8.	Purchase price (net of fees and expenses): $98.064

9.	Offering price at close of first day on which any sales were made: $98.064

10.	Date of Purchase: 10/10/2012

11.	Date offering commenced: 10/10/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Communications Escrow I LLC and Cequel Communications Escrow Capital Corporation (CEQUEL 6.375% September 15, 2020 144A), Cusip 15672JAA

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $315,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,393,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/11/2012

11.	Date offering commenced: 10/11/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: IMS Health Inc. (RX 6.00% November 1, 2020 144A), Cusip 449934AB

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $220,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $31,045,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/16/2012

11.	Date offering commenced: 10/16/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Inc (HCA 4.75% May 1, 2023 (HCA 4.75% May 1, 2023), Cusip 404121AF

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $255,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,135,000

7.	Aggregate principal amount of offering: $1,250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/16/2012

11.	Date offering commenced: 10/16/2012

12.	Commission, spread or profit: 1.13%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X__ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Inc. (HCA 5.875% May 1, 2023), Cusip 404121AG

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $290,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,610,000

7.	Aggregate principal amount of offering: $1,250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/16/2012

11.	Date offering commenced: 10/16/2012

12.	Commission, spread or profit: 1.13%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X_ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sungard Data Systems Inc. (SDINC 6.625% November 1, 2019 144A), Cusip 867363AV

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $185,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $38,220,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/18/2012

11.	Date offering commenced: 10/18/2012

12.	Commission, spread or profit: 1.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lennar Corp (LEN 4.75% November 15, 2022 144A), Cusip 526057BM

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,875,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/18/2012

11.	Date offering commenced: 10/18/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ _X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ _X__ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Plains Exploration and Production Company (PXP 6.50% November 15, 2020), Cusip 726505AN

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $375,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $55,358,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/23/2012

11.	Date offering commenced: 10/232012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Plains Exploration and Production Company (PXP 6.875% February 15, 2023), Cusip 726505AP

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $375,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $38,659,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/23/2012

11.	Date offering commenced: 10/23/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X_ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(x) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X_ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Virgin Media Finance Plc. (VMED 4.875% February 15, 2022), Cusip 92769VAD

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $264,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,506,000

7.	Aggregate principal amount of offering: $900,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/25/2012

11.	Date offering commenced: 10/25/2012

12.	Commission, spread or profit: 0.78%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X_ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X__ _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lamar Media Corp (LAMR 5.00% May 1, 2023 144A), Cusip 513075BC

3.	Underwriter from whom purchased: Wells Fargo Advisor

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $168,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,819,000

7.	Aggregate principal amount of offering: $535,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 10/25/2012

11.	Date offering commenced: 10/25/2012

12.	Commission, spread or profit: 1.35%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CHS/Community Health Systems, Inc. (CYH 7.125% July 15, 2020) Cusip 12543DAQ

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $315,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $37,340,000

7.	Aggregate principal amount of offering: $1,200,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/09/2012

11.	Date offering commenced: 7/09/2012

12.	Commission, spread or profit: 1.47%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: SBA Telecommunications (SBAC 5.75% July 15, 2020 144A) Cusip 78401FAE

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $32,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $3,519,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/10/2012

11.	Date offering commenced: 7/10/2012

12.	Commission, spread or profit: 1.60%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

 RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lennar Corp. (LEN 4.75% December 15, 2017 144A) Cusip 526057BH

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,940,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/17/2012

11.	Date offering commenced: 7/17/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Smithfield Foods Inc. (SFD 6.625% August 15, 2022) Cusip 832248AV

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,195,000

7.	Aggregate principal amount of offering: $995,000,000

8.	Purchase price (net of fees and expenses): $99.50

9.	Offering price at close of first day on which any sales were made: $99.50

10.	Date of Purchase: 7/18/2012

11.	Date offering commenced: 7/18/2012

12.	Commission, spread or profit: 1.63%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Biomet Inc. (BMET 6.50% August 1, 2020 144A) Cusip 090613AF

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $337,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $59,968,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/25/2012

11.	Date offering commenced: 7/25/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HD Supply Inc. (HDSUP 8.125% April 15, 2019 144A) Cusip 40415RAE

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $142,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,793,000

7.	Aggregate principal amount of offering: $322,500,000

8.	Purchase price (net of fees and expenses): $107.50

9.	Offering price at close of first day on which any sales were made: $107.50

10.	Date of Purchase: 7/30/2012

11.	Date offering commenced: 7/30/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Jabil Circuit, Inc. (JBL 4.70% September 15, 2022) Cusip 466313AG

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $87,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,022,000

7.	Aggregate principal amount of offering: $499,960,000

8.	Purchase price (net of fees and expenses): $99.992

9.	Offering price at close of first day on which any sales were made: $99.992

10.	Date of Purchase: 7/31/2012

11.	Date offering commenced: 7/31/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CIT Group Inc. (CIT 4.25% August 15, 2017) Cusip 125581GP

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $338,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $38,653,000

7.	Aggregate principal amount of offering: $1,750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/31/2012

11.	Date offering commenced: 7/31/2012

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CIT Group Inc. (CIT 5.00% August 15, 2022) Cusip 125581GQ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $270,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,996,000

7.	Aggregate principal amount of offering: $1,250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 7/31/2012

11.	Date offering commenced: 7/31/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: September 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
JPMorgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan Mid Cap Value RPM Fund

2.	Name of Issuer: Realogy Holdings Corp. (RLGY, Cusip 75605Y10)

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $27,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $24,850,800

7.	Aggregate principal amount of offering: $1,080,000,000

8.	Purchase price (net of fees and expenses): $25.7175

9.	Offering price at close of first day on which any sales were made: $34.20

10.	Date of Purchase: 10/11/2012

11.	Date offering commenced: 10/11/2012

12.	Commission, spread or profit: $1.2825/ share

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X_ _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President

Date:  January 15, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: QEP Resources Inc (QEP 5.25% May 1, 2023), Cusip 74733VAC

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $170,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,443,000

7.	Aggregate principal amount of offering: $650,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/05/2012

11.	Date offering commenced: 9/05/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Digicel Group Limited (DLLTD 8.25% September 30, 2020 144A), Cusip 25380WAE

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $25,384,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/05/2012

11.	Date offering commenced: 9/05/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Catalent Pharma Solutions Inc. (PTSAC 7.875% October 15, 2018 144A), Cusip 14879EAC

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $245,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,030,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/05/2012

11.	Date offering commenced: 9/05/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Starz LLC and Starz Finance Corp (LSTZA 5.00% September 15, 2019 144A), Cusip 85571NAA

3.	Underwriter from whom purchased: SunTrust Robinson

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $190,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,635,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/06/2012

11.	Date offering commenced: 9/06/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tesoro Logistics LP (TLLP 5.875% October 1, 2020 144A), Cusip 88160QAB

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $158,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,525,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/07/2012

11.	Date offering commenced: 9/07/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: NRG Energy Inc (NRG 6.625% March 15, 2023 144A), Cusip 629377BT

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $171,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $36,728,000

7.	Aggregate principal amount of offering: $990,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/10/2012

11.	Date offering commenced: 9/10/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

14.	Name of Fund: LVIP JPMorgan High Yield Fund

15.	Name of Issuer: Hiland Partners, LP (HLND 7.25% October 1, 2020 144A), Cusip 43129TAA

16.	Underwriter from whom purchased: BofA Merrill Lynch

17.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

18.	Aggregate principal amount of purchase for this Fund by the Adviser: $316,000

19.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,494,000

20.	Aggregate principal amount of offering: $400,000,000

21.	Purchase price (net of fees and expenses): $100.00

22.	Offering price at close of first day on which any sales were made: $100.00

23.	Date of Purchase: 9/11/2012

24.	Date offering commenced: 9/11/2012

25.	Commission, spread or profit: 2.00%

26.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: D.R. Horton Inc (DHI 4.375% September 15, 2022), Cusip 23331ABE

3.	Underwriter from whom purchased: RBS Securities Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $76,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,306,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/11/2012

11.	Date offering commenced: 9/11/2012

12.	Commission, spread or profit: 0.80%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: NCR Corporation (NCR 5.00% July 15, 2022 144A), Cusip 62886EAE

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $91,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,471,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/12/2012

11.	Date offering commenced: 9/12/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Forest Oil Corporation (FST 7.50% September 15, 2020 144A), Cusip 346091BF

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $98,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,562,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/12/2012

11.	Date offering commenced: 9/12/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Continental Rubber of America Corp (CONGR 4.50% September 15, 2019 144A), Cusip 212018AA

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $300,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $27,585,000

7.	Aggregate principal amount of offering: $950,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/12/2012

11.	Date offering commenced: 9/12/2012

12.	Commission, spread or profit: 0.90%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tesoro Corporation (TSO 4.25% October 1, 2017), Cusip 881609AY

3.	Underwriter from whom purchased: RBS Securities Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $61,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,356,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/13/2012

11.	Date offering commenced: 9/13/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tesoro Corporation (TSO 4.25% October 1, 2017), Cusip 881609AZ

3.	Underwriter from whom purchased: RBS Securities Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $96,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,417,000

7.	Aggregate principal amount of offering: $475,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/13/2012

11.	Date offering commenced: 9/13/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cablevision Systems Corporation (CVC 5.875% September 15, 2022), Cusip 12686CBB

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $161,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $20,259,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/13/2012

11.	Date offering commenced: 9/13/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(v) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: MGM Resorts International (MGM 6.75% October 1, 2020 144A), Cusip 552953BZ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $29,380,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/14/2012

11.	Date offering commenced: 9/14/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(x) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Nielsen Finance LLC and Nielsen Finance Co. (NLSN 4.50% October 1, 2020 144A), Cusip 65409QAZ

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $300,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,695,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/18/2012

11.	Date offering commenced: 9/18/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Biomet Inc (BMET 6.50% August 1, 2020 144A), Cusip 090613AF

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $165,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,335,000

7.	Aggregate principal amount of offering: $866,250,000

8.	Purchase price (net of fees and expenses): $105.00

9.	Offering price at close of first day on which any sales were made: $105.00

10.	Date of Purchase: 9/18/2012

11.	Date offering commenced: 9/18/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

14.	Name of Fund: LVIP JPMorgan High Yield Fund

15.	Name of Issuer: Biomet Inc (BMET 6.50% October 1, 2020 144A), Cusip 090613AG

16.	Underwriter from whom purchased: BofA Merrill Lynch

17.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

18.	Aggregate principal amount of purchase for this Fund by the Adviser: $275,000

19.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,915,000

20.	Aggregate principal amount of offering: $800,000,000

21.	Purchase price (net of fees and expenses): $100.00

22.	Offering price at close of first day on which any sales were made: $100.00

23.	Date of Purchase: 9/18/2012

24.	Date offering commenced: 9/18/2012

25.	Commission, spread or profit: 1.75%

26.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__ X_ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xiii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: K. Hovnanian Enterprises (HOV 7.25% October 15, 2020 144A), Cusip 442488BR

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $242,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $19,936,000

7.	Aggregate principal amount of offering: $577,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/19/2012

11.	Date offering commenced: 9/19/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xiv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: K. Hovnanian Enterprises (HOV 9.125 November 15, 2020 144A), Cusip 442488BS

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $113,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,976,000

7.	Aggregate principal amount of offering: $220,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/19/2012

11.	Date offering commenced: 9/19/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Valeant Pharmaceuticals (VRXCN 6.375% Octobe 15, 2020 144A), Cusip 91911XAT

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $65,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,803,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/20/2012

11.	Date offering commenced: 9/20/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xvi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: VPI Escrow Corp (VRXCN 6.375% October 15, 2020 144A), Cusip 91829KAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $210,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,125,000

7.	Aggregate principal amount of offering: $1,750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/20/2012

11.	Date offering commenced: 9/20/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xvii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: General Cable Corporation (BGC 5.75% October 1, 2022 144A), Cusip 369300AM

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $150,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $19,940,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/20/2012

11.	Date offering commenced: 9/20/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xviii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Frontier Communications (FTR 7.125% January 15, 2023), Cusip 35906AAM

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $191,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $12,186,000

7.	Aggregate principal amount of offering: $260,625,000

8.	Purchase price (net of fees and expenses): $104.25

9.	Offering price at close of first day on which any sales were made: $104.25

10.	Date of Purchase: 9/24/2012

11.	Date offering commenced: 9/24/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Atlas Pipeline Partners LP and Atlas Pipeline Finance Corporation (APL 6.625% October 1, 2020 144A), Cusip 04939MAG

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $172,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,049,000

7.	Aggregate principal amount of offering: $325,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/25/2012

11.	Date offering commenced: 9/25/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Regency Energy Partners (RGP 5.50% April 15, 2023), Cusip 75886AAG

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $245,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $33,455,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(vii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Wolverine World Wide (WWW 6.125% October 15, 2020 144A), Cusip 978097AA

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $80,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,225,000

7.	Aggregate principal amount of offering: $375,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 1.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xx) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sinclair Television Group (SBGI 6.125% October 1, 2022 144A), Cusip 829259AH

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $455,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $44,070,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xxi) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Casella Waste Systems Inc. (CWST 7.75% February 15, 2019 144A), Cusip 147448AH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $275,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,560,000

7.	Aggregate principal amount of offering: $123,137,500

8.	Purchase price (net of fees and expenses): $98.510

9.	Offering price at close of first day on which any sales were made: $98.510

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xxii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Bristow Group Inc. (BRS 6.25% October 15, 2022), Cusip 110394AE

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $75,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,740,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(viii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?
_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ryerson Inc. and Joseph T. Ryerson & Son Inc. (RYI 9.00% October 15, 2017 144A), Cusip 78375RAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $295,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $23,495,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/27/2012

11.	Date offering commenced: 9/27/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xxiii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: International Wire Group (ITWG 8.50% October 15, 2017 144A), Cusip 460933AK

3.	Underwriter from whom purchased: Jefferies & Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $177,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,080,000

7.	Aggregate principal amount of offering: $250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/28/2012

11.	Date offering commenced: 9/28/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(xxiv) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_____ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lender Processing Services, Inc. (LPS 5.75% April 15, 2023), Cusip 52602EAD

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $230,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $22,460,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 9/28/2012

11.	Date offering commenced: 9/28/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ix) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Alpha Natural Resources (ANR 9.75% April 15, 2018), Cusip 02076XAD

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,150,000

7.	Aggregate principal amount of offering: $494,795,000

8.	Purchase price (net of fees and expenses): $98.959

9.	Offering price at close of first day on which any sales were made: $98.959

10.	Date of Purchase: 9/28/2012

11.	Date offering commenced: 9/28/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X_ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	_ X_ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X_ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X_ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(x) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

_ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_ X_ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
UBS Global Asset Management (Americas) Inc.

1.	Name of Fund: _LVIP UBS Large Cap Growth RPM_______________________________

2.	Name of Issuer: ___ServiceNow Inc.____________________________________________

3.	Underwriter from whom purchased: _Morgan Stanley & Co._________________________

4.	Affiliated Underwriter managing or participating in underwriting syndicate: _____________

UBS Investment Bank________________________________________________________

5.	Aggregate principal amount of purchase for this Fund by the Adviser: _16,700 _____

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: __500,000                           __________________________________________

7.	Aggregate principal amount of offering: __16,100,000______________________________

8.	Purchase price (net of fees and expenses): _28.00__________________________________

9.	Offering price at close of first day on which any sales were made: __28.00_______________

10.	Date of Purchase: ____11/14/2012_______________________________________________

11.	Date offering commenced: __11/14/2012 _______________________________________

12.	Commission, spread or profit: ___2.4________% $__.672____ / share

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	_X___ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: __Leesa D. Merrill         _____________________

Title: __Compliance Officer________________________

Date:___January 18, 2013   ________________________